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                                                                 Exhibit 10.1(a)



                                 FIRST AMENDMENT

                                       TO

                               PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (the "Amendment") is entered into as of December 29, 1998, by and among VEBA Corporation, a Delaware corporation ("VEBA"), and MEMC Electronic Materials, Inc., a Delaware corporation (the "Company").

                                    RECITALS


         A. The Company and VEBA entered into that certain Purchase Agreement dated as of October 22, 1998 (the "Purchase Agreement"), pursuant to which the Company agreed to sell and VEBA agreed to purchase shares of Common Stock of the Company on the terms and conditions set forth therein;

         B. Section 2 of the Purchase Agreement provides that the Closing shall not occur later than December 30, 1998; and

         C. The parties hereto desire to amend Section 2 of the Purchase Agreement to extend the date after which the Closing (as defined in the Purchase Agreement) shall not occur.

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants, representations, warranties, conditions and agreements hereinafter expressed, the parties agree as follows:

                                    AMENDMENT


         1. Section 2 of the Purchase Agreement is amended by deleting the date "December 30, 1998" in the proviso of the first sentence, and replacing it with "February 15, 1999".

         2. Except as modified herein, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

         3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed as of the date first above written.


                                       VEBA CORPORATION



                                       By /s/ H.H. Puetthoff
                                          ---------------------------
                                          Name:  H.H. Puetthoff
                                          Title: President



                                       MEMC ELECTRONIC MATERIALS INC.



                                       By /s/ Helene F. Hennelly
                                          ---------------------------
                                          Name:  Helene F. Hennelly
                                          Title: Corporate Vice President,
                                                 General Counsel & Secretary


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